Exhibit 99.2

PROSPECT MEDICAL HOLDINGS, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

This Stock Option Agreement (“Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Prospect Medical Holdings, Inc., a Delaware corporation (the “Company”), and the Holder named below (“Holder”).

Capitalized terms used herein but not defined shall have the meanings ascribed to such terms on Exhibit A of this Agreement.

HOLDER:

SOCIAL SECURITY NUMBER:

ADDRESS:	c/o Prospect Medical Holdings, Inc.
6083 Bristol Parkway, Suite 100
Culver City, CA 90230

TOTAL NUMBER OF OPTION SHARES:

EXERCISE PRICE PER SHARE:	$

DATE OF GRANT:

DESIGNATION OF OPTIONS:	Non-Qualified Stock Options (NQSOs) as described in Section 1.83-7 of the Treasury Regulations of the Code

VESTING DATE:

EXPIRATION DATE:

1.             GRANT OF OPTION.

The Company hereby grants to Holder an option (the “Option”) to purchase the total number of Shares of Common Stock, $0.01 par value per share, of the Company set forth above (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”).

2.             VESTING.

a.             Vesting Schedule. The Option shall vest as follows:  The right to purchase the Shares represented by!this Option shall vest in full on                      [or describe other terms of vesting].

b.             Discretionary Accelerated Vesting.  Notwithstanding the provisions of Section 2a, the Compensation Committee shall have the authority to accelerate the exercisability of the Option granted pursuant to the terms of this Agreement, provided, however, that the acceleration of exercisability shall be conditioned upon compliance with such provisions and restrictions as are necessary to permit stock issued upon exercise of such Option to continue to qualify for the exemption from Section 16(b) of the Exchange Act as is provided by Rule 16b-3 thereunder.

c.             Acceleration upon Change in Control.  Notwithstanding anything herein to the contrary, if a Change in Control occurs or if the Compensation Committee determines in its sole discretion that an Acceleration Event has occurred, then the Option shall become fully exercisable as of the date such Change in Control occurred or the Compensation Committee determines that an Acceleration Event has occurred, provided, however, that the acceleration of exercisability shall be subject to the imposition of such restrictions on transferability of shares of Common Stock subject to such Option, as are necessary to permit stock issued upon exercisable of such Option to continue to qualify for the exemption from Section 16(b) of the Exchange Act as is provided by Rule 16b-3 thereunder.

3.             TERMINATION.

a.             Termination For Any Reason Except Death or Disability.  If Holder is Terminated for any reason, except death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Holder on the date of Termination, may be exercised by Holder no later than the earlier of (i) ninety (90) days after the date of Termination or (ii) the Expiration Date.

b.             Termination Because of Death or Disability.  If Holder is Terminated because of death or Disability of Holder, the Option, to the extent that it is exercisable by Holder on the date of Termination, may be exercised by Holder (or Holder’s legal representative) no later than the earlier of (i) one (1) year after the date of Termination or (ii) the Expiration Date.

c.             No Obligation to Employ.  Nothing in this Agreement shall confer on Holder any right to continue in the employ of, or other relationship with, the Company, a Subsidiary or any Affiliate of the Company, or limit in any way the right of the Company, a Subsidiary or any Affiliate of the Company to terminate Holder’s employment or other relationship at any time, with or without cause.

4.             MANNER OF EXERCISE.

a.             Stock Option Exercise Notice.  To exercise this Option, Holder (or in the case of exercise after Holder’s death or Disability, Holder’s legal representative, executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice in the form attached hereto as Exhibit B, or in such other form as may be approved by the Company from time to time (the “Exercise Notice”), which shall set forth, inter alia, Holder’s election to exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Holder’s investment intent and access to information as may be required or desirable for the Company, in its determination, to comply with applicable securities laws.  If someone other than Holder exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

b.             Limitations on Exercise.  The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.  The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

c.             Payment.  The Exercise Notice executed by Holder shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check or equivalent), or where permitted by law:

i.              by cancellation of indebtedness of the Company to the Holder;

ii.             by surrender of shares of the Company’s Common Stock that are clear of all liens, claims, encumbrances or security interests and, in the event that Holder is an officer or director of the Company, to the extent required by Section 16(b) of the Exchange Act or Rule 16b-3 thereunder, that have been owned by Holder for more than six (6) months and have been paid for within the meaning of Securities and Exchange Commission (“SEC”) Rule 144;

iii.            by waiver of compensation due or accrued to Holder for services rendered to the Company or a Subsidiary;

iv.            provided that a public market for the Company’s Common Stock exists and subject to the ability of the Holder to sell Shares in compliance with applicable securities laws:

(1)           through a “same day sale” commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”), whereby the Holder irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the aggregate Exercise Price applicable to all such Shares, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward said aggregate Exercise Price directly to the Company, except that if the Holder is subject to Section 16(b) of the Exchange Act, such cashless exercise may not occur within six (6) months of the date of grant of the Option; or

(2)           through a “margin” commitment from the Holder and an NASD Dealer, whereby Holder irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of said aggregate Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward said aggregate Exercise Price directly to the Company; or

v.             by any combination of the foregoing.

d.             Tax Withholding.  Prior to the issuance of Shares upon exercise, Holder must remit to the Company or otherwise provide to the Company’s satisfaction for any applicable federal or state tax withholding obligations of the Company related thereto.

e.             Issuance of Shares.  Provided that the Exercise Notice and payment for Shares thereunder are in form and substance satisfactory to counsel for the Company, the Company shall issue such Shares registered in the name of Holder, Holder’s authorized assignee, or Holder’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5.             REPRESENTATIONS AND WARRANTIES OF HOLDER.  Holder hereby represents and warrants that:

a.             The Option granted hereby and the Shares which will be purchased by and delivered to Holder upon exercise of the Option are being acquired by Holder for his own account and not with a view to resale or other disposition thereof.

b.             The Option granted hereunder and any Shares which may be issued to Holder upon the exercise of the Option are restricted securities, and are not freely tradable.  Holder will not sell, transfer, or make any other disposition of the Option or the Shares to be purchased and delivered to Holder hereunder upon the exercise of the Option unless and until (i) the Option or Shares, as applicable, are included in a registration statement under the Securities Act which has been filed by the Company and declared effective by the SEC, or (ii) in the opinion of counsel for the Company, no such registration statement is required in order for the Option or Shares, as applicable, to be disposed of, or (iii) the staff of the SEC has first issued a “no action” letter regarding any such proposed disposition of the Option or any Shares, concluding that the staff will not recommend enforcement action to the SEC in the event that such disposition is consummated in the absence of an effective registration statement covering the securities to be disposed of.

6.             FEDERAL AND STATE SECURITIES LAW REQUIREMENTS.  The obligations of the Company to deliver and transfer the Shares to the Holder upon any exercise of the Option shall be subject to the following:

a.             The Company may require Holder, as an additional condition of the Company’s obligation to deliver the Shares upon exercise of the Option hereunder, to make at that time any representations and warranties (including without limitation those set forth in Paragraph 5 hereof) with respect to the Shares as may, in the opinion of counsel to the Company, be required to ensure compliance with the Securities Act, the securities laws of any state, or any other applicable law, regulation, or rule of any jurisdiction or governmental agency.

b.             Each certificate representing the Shares issued pursuant to this Agreement shall bear whatever legends are required by applicable federal or state law or applicable rules of any governmental agency.  In particular, without derogating from the generality of the foregoing, unless an appropriate registration statement has been filed and declared effective pursuant to the Securities Act with respect to the Shares, each certificate representing such Shares shall be endorsed on its face with the following legend or its equivalent:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THEY HAVE BEEN REGISTERED UNDER SAID ACT OR THERE EXISTS AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PURSUANT TO SAID ACT OR THE RULES AND REGULATIONS THEREUNDER AS EVIDENCED BY AN SEC NO-ACTION LETTER OR AN OPINION OF COUNSEL TO THE ISSUER OR TO THE HOLDER HEREOF REASONABLY SATISFACTORY TO THE ISSUER.

7.             COMPLIANCE WITH LAWS AND REGULATIONS

The exercise of the Option and the issuance and transfer of Shares pursuant thereto shall be subject to compliance by the Company and Holder with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or included at the time of such exercise, issuance or transfer.

8.             NON-TRANSFERABILITY OF OPTION.

The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Holder only by Holder or Holder’s legal representative in the event of Disability.  The terms of the Option shall be binding upon the legal representatives, executors, administrators, heirs and legatees of Holder.

9.             PRIVILEGES OF STOCK OWNERSHIP.

Holder shall not have any of the rights of a stockholder with respect to any Shares until Holder exercises the Option and pays the Exercise Price with respect thereto.

10.           EXCHANGE AND BUYOUT OF OPTIONS

The Compensation Committee may, at any time or from time to time, authorize the Company, with the consent of the respective holders of options, to issue new options in exchange for the surrender and cancellation of any or all outstanding options.  The Compensation Committee may at any time buy from a holder of an option previously granted, with payment in cash, securities or other consideration, based on such terms and conditions as the Compensation Committee and the holder shall agree.

11.           FUNDAMENTAL CORPORATE EVENTS; ADJUSTMENT TO OPTION.

The existence of outstanding stock options, including the Option, shall not affect in any way the right or power of the Company or its stockholders to effect or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of its Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number, class, and Exercise Price of Shares subject to the Option hereunder shall be appropriately adjusted in such a manner as to entitle a holder to receive upon exercise thereof (and, if applicable, for the same aggregate cash consideration), the same total number and class of shares as such Holder would have received had such Holder exercised such Option in full immediately prior to such event.  Notwithstanding the foregoing provisions of this paragraph, fractions of a security shall not be issued, but shall either be paid in cash or shall be rounded up to the nearest unit, as determined by the Compensation Committee; and provided, further, that the Exercise Price of the Option may not be decreased to below the par value of the Shares.

After a merger of one or more corporations into the Company, in which the Company shall be the surviving corporation, a holder of an outstanding option, including the Option, shall, at no additional cost, be entitled to receive upon exercise of such Option (subject to any required action by stockholders of the Company), in lieu of the number of Shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger if, immediately prior to such merger, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall then be so exercisable.

If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised options remain outstanding, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, liquidation or sale, as the case may be, each holder of an outstanding option shall be entitled to receive upon exercise of such option in lieu of the shares of Common Stock subject thereto, shares of such stock or other securities, cash or property as the holder of an equal number of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation or sale; or (ii) all outstanding options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale, provided that: (x) 30 days’ prior written notice of such cancellation shall be given to each holder of an option, and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the time for exercise of all unexercised and unexpired options shall have been accelerated in connection therewith, in full, during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

Except as expressly provided above, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares then subject to outstanding options

12.           INTERPRETATION.

Any dispute regarding the interpretation of this Agreement shall be submitted by Holder or the Company to the Committee for review.  The resolution of such a dispute by the Compensation Committee shall be final and binding on the Company and Holder for all purposes.

13.           ENTIRE AGREEMENT.  The Plan is incorporated herein by reference.  This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

14.           NOTICES.

Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to Holder shall be in writing and addressed to Holder at the address indicated above or to such other address as such party may designate in writing from time to time to the Company in conformity with the requirements of this Section 14.  All notices shall be deemed to have been given or delivered upon:  personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt overnight express courier (prepaid); or one (1) business day after confirmed transmission by facsimile transmission.

15.           SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.

16.           GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of California.

17.           ACCEPTANCE.

Holder hereby acknowledges receipt of a copy of this Agreement.  Holder has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of this Agreement.  Holder acknowledges that Holder should consult a tax adviser in connection with the grant or exercise of any Option.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Holder has executed this Agreement in duplicate as of the Effective Date.

PROSPECT MEDICAL HOLDINGS, INC.		HOLDER

By:
	(Signature)	(Signature)

Linda Hodges
	(Please print name)	(Please print name)

Executive Vice President
(Please print title)

Exhibit A

Definitions

“Acceleration Event” means, but is not limited to, any Change of Control, or any other event determined in the discretion of the Committee to warrant acceleration of all then outstanding Options.

“Affiliate” means, with respect to any person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person or entity where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(A)          when the Company acquires actual knowledge that any person (within the meaning of that term as used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities;

(B)           upon the first purchase of the Company’s Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

(C)           upon the approval by the Company’s stockholders of: (i) a merger or consolidation of the Company with or into another corporation, whether or not the Company is the surviving corporation if the holders of the Company’s Common Stock immediately prior to the consummation of such transaction hold less than 50% of the voting power of the combined entity immediately thereafter, (ii) a sale or disposition of all or substantially all of the Company’s assets, or (iii) a plan of liquidation or dissolution of the Company;

(D)          if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(E)           if the Board or any designated committee determines, in its sole discretion, that any person (within the meaning of that term as used in Sections 13(d) and 14(d) of the Exchange Act) directly or indirectly exercises a controlling influence over the management or policies of the Company (other than solely by virtue of being an officer or director of the Company), which such person did not exercise on the Effective Date.

“Code” means the Internal Revenue Code of 1986, as amended.

“Compensation Committee” means the compensation committee appointed by the Board, or if no compensation committee is appointed, the Board.

“Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Compensation Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of the Company’s Common Stock, $0.01 par value per share.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain directly owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means that the Holder has ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Compensation Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute.  The Compensation Committee shall have sole discretion to determine whether a Holder has ceased to provide such services and the effective date on which the Holder ceased to provide such services (the “Termination Date”).

EXHIBIT B

Form of Stock Option Exercise Notice

Holder/Optionee Information:

Name:

Social Security Number:           -          -

Address:

Option Information:

Date of Grant of Option:

Exercise Price per Share: $

Total number of shares of Common Stock of the Company covered by the Option:            shares.

Exercise Information:

Number of shares of Common Stock of the Company for which Option is being exercised now:

           (hereinafter referred to as “Purchased Shares”)

Form of payment enclosed:

☐      Check for $                        made payable to Prospect Medical Holdings.

☐      Certificate(s) for                        shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date when this notice is received by the Company.)

Names in which the Purchased Shares should be registered (YOU MUST CHECK ONE):

☐     In my name only

☐      In the name of my spouse and myself as joint tenants with the right of survivorship. My spouse’s name is:                  . I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

The certificate(s) of the Purchased Shares shall be sent to the following address:

I hereby acknowledge that I am acquiring the Purchased Shares subject to all terms and conditions of the Stock Option Agreement dated as of                       , 200   .

Place	Date

Name